UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



                      Date of report:  January 10, 2005




                       JONES LANG LASALLE INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)




      Maryland                      001-13145                36-4150422
------------------------      --------------------          ---------------
(State or other juris-        (Commission File              (IRS Employer
diction of incorporation)     Number)                       Identification
                                                            No.)




     200 East Randolph Drive, Chicago, IL                      60601
     ------------------------------------                   ----------
    (Address of principal executive office)                 (Zip Code)




Registrant's telephone number, including area code:         (312) 782-5800




                               Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)
















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ITEM 1.01.  AGREEMENT REGARDING COMPENSATION OF THE CHAIRMAN
            OF THE BOARD OF DIRECTORS.

      The Board of Directors (the "Board") of Jones Lang LaSalle Incorporated (the "Company") previously announced that it had elected Sheila A. Penrose, an independent member of the Board, to serve as the non-executive Chairman of the Board for an initial term of two years, effective as of January 1, 2005. By letter agreement, the full text of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein, the Company has agreed to compensate Ms. Penrose for the additional responsibilities to be undertaken as Chairman of the Board and set forth in the letter agreement, at the initial rate of US$100,000 per year. Ms. Penrose will also receive a grant of 1,000 shares of restricted stock under the Company's Stock Award and Incentive Plan (the "Plan"), all of which shares will be subject to a two-year vesting schedule and to the terms and conditions of the Plan.


ITEM 5.03. AMENDMENT AND RESTATEMENT OF THE BY-LAWS OF JONES LANG LASALLE INCORPORATED

      In connection with the establishment of an independent, non-executive position for the Chairman of the Board of Directors of the Company, the Board has approved an amendment and restatement of the By-Laws of the Company, effective January 1, 2005, principally designed to reflect this structural change to the Company's governance. Accordingly, various new and conforming changes have been made to Articles II, III and IV of the By-Laws to delineate the separate duties of the Chairman of the Board, on the one hand, and the Chief Executive Officer, on the other.

      In connection with the above amendment and restatement, the Board also approved certain changes to the By-Laws designed to update the By-Laws relative to (1) changes in the General Corporation Law of Maryland, in which state the Company is incorporated, and (2) clarifications in the Company's internal governance procedures. These changes are principally reflected in Article II, Section 9 (Conduct of Voting), Article IV, Section 15 (Contracts and Documents), and Article VII, Sections 4 through 8 (Corporate Seal, Books and Records, Mail, Electronic Transmissions and Reliance).

      The full text of the Amended and Restated By-Laws of the Company is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            The following exhibits are included with this Report:

            99.1  Letter Agreement Regarding Compensation of the
                  Chairman of the Board of Directors dated as of January 1, 2005

            99.2 Amended and Restated By-Laws of Jones Lang LaSalle Incorporated, effective as of January 1, 2005













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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: January 10, 2005       JONES LANG LASALLE INCORPORATED

                              By:    /s/ Lauralee E. Martin
                                     ------------------------------
                              Name:  Lauralee E. Martin

                              Title: Executive Vice President and
                                     Chief Financial Officer





















































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